MVP REIT



MVP REIT, Inc.

Third Quarter Results

November 23rd, 2015

Speaker:

Mike Shustek

CEO, MVP REIT, Inc.

Forward-Looking Statements

This presentation includes forward-looking statements that can be identified by the use of words such as "will," "may," "should," or other comparable terminology. Statements concerning future performance, cash flows and any other guidance on present or future periods constitute forward-looking statements. Forward-looking statements involve significant risks and uncertainties and you should not unduly rely on these statements. You should be aware that a number of important factors could cause our actual results to differ materially from those in these forward-looking statements including the risks summarized below and the risks described in our filing with the Securities and Exchange Commission. The statements made herein are as of the date hereof and we undertake no obligation to update these statements except as may be required by applicable securities laws.

Risk Factors

- We have a limited operating history, therefore there is a higher risk that we will not be able to achieve our investment objectives compared to a real estate investment trust with a more established operating history.
- Because this is a blind pool offering, you will not have the opportunity to evaluate additional investments before we make them, which makes your investment more speculative.
- We depend upon our advisor and its affiliates to conduct our operations.
- Continued disruptions in the financial markets and difficult economic conditions could adversely impact the real estate market as well as the market for debt-related investments generally, which could hinder our ability to implement our business strategy and generate returns to you.
- There is no public trading market for our shares and we are not required to list or liquidate by a certain date or at all. Accordingly, our shares will lack liquidity and you may have to hold the investment indefinitely.
- There are restrictions on your ability to have your shares repurchased under our share repurchase program.

Risk Factors Continued…

- There are substantial conflicts of interest between us and our advisor and its affiliates.
- As of the date hereof, we have paid distributions from offering proceeds only. We may not be able to make distributions on a monthly basis and may pay distributions from sources other than cash flow from operations, including the sale of assets, borrowings or offering proceeds. We have no limits on the amounts we may pay from such sources. If we pay distributions from sources other than our cash flow from operations, the funds available to us for investments would be reduced and your share value may be diluted.
- We may incur substantial debt, which will increase our risk and may reduce our distributions.
- Failure to remain qualified as a REIT would adversely affect our ability to make distributions to our stockholders.
- We are an "Emerging Growth Company" under the federal securities laws and will be subject to reduced public company reporting requirements. Investing in our common stock is speculative and involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment.
- The CEO of the Company and certain of its affiliates were subject to administrative proceedings of the Ohio Division of Securities in 2001 and the Securities and Exchange Commission in 2006.
- Our advisor and board of directors will have substantial discretion with respect to the selection of specific real property and may vary from MVP REIT guidelines to acquire properties which they believe represent value opportunities.
- See "Risk Factors" in the company's prospectus to read about the more significant risks you should consider before buying shares of our common stock.
- As with all investments in securities, there is risk of loss of capital.
- This is not a solicitation. Please read MVP's prospectus which is the only means of soliciting for shares of MVP REIT.

Webinar Topics of Discussion:

- Financial Data
- 2015 Acquisitions & Pending Acquisitions
- 2015 Public Filings

Financial Data

As of November 16th, 2015, there were 10,975,490 shares of the Company's Stock outstanding.

Financial Data

Balance Sheet Data	September 30th, 2015	December 31, 2014
Total Assets	$112,305,000	$50,195,000
Total Liabilities	$31,153,000	$17,923,000
Total Equity	$81,152,000	$32,272,000

The selected financial data has been derived from our consolidated financial statements.

MVP REIT

2015 Acquisition Overview

MVP currently has 17 properties within its portfolio including:

- **13 Surface Parking Lots**
- **4 Parking Garages**

2015 Acquisitions

Downtown Surface Lot
Denver, CO
Acquired: January 2015



MVP REIT, Inc., ("MVP") through its wholly owned entity, MVP Denver Sherman, LLC, announced that it closed on the purchase of a .14 acre parking lot located at 1963 Sherman Street, Denver, Colorado, consisting of approximately 28 parking spaces, for a purchase price of $585,000, plus certain closing costs.

The parking lot is leased to the City of Denver School District Number 1.


1963 Sherman St
Wazee St
Blake St
Market St
Larimer St
Lawrence St
15th St
19th St
Broadway St
California St
Welton St
14th St
Speer Blvd
Lincoln St
E 24th
E 22nd
E 21st
E 19th Ave
E 18th Ave
Park Ave
E 16th Ave
The Ogden Theatre
Denver
E 14th Ave
E 13th Ave
Denver Art Museum

MVP REIT

2015 Acquisitions

Downtown Garage
Fort Worth, TX
Acquired: March 2015

On March 16, 2015, MVP REIT Inc. closed on its $23.5 million purchase of a multi-level parking garage. The parking garage consists of 1,013 parking spaces and approximately 11,828 square feet of office space. The parking garage is located in Fort Worth, Texas.

In connection with the purchase, the Company assumed the existing financing on the parking garage. The existing financing has a maturity date of August 2021, has a balance of approximately $12.2 million, and an interest rate of 5.59% per annum. The Company paid customary closing costs in connection with the transaction.




W 1st St
W 3rd St
E 6th St
W 5th St
Fort Worth Intermodal Transportation Center
814 Taylor St
Florence St
Macon St
Cherry St
Texas St
Taylor St
Lake St
W Lancaster Ave
Fort Worth Water Gardens
T&P

MVP REIT

2015 Acquisitions

Downtown Surface Parking Lot
Milwaukee, WI
Acquired: March 2015

On March 31, 2015, MVP REIT Inc. closed on this parking lot consisting of 54 parking spaces, located in Milwaukee, Wisconsin, for a purchase price of $1 million.

The lot is located at 822 North Old World 3rd Street with C9-E zoning (Major Retail). It allows for a maximum building height of 40 feet. This lot is leased to SP Plus Corporation.




822 N Old World 3rd St
N Old World 3rd St
WESTOWN
Milwaukee Public Museum
Central Library
W Wisconsin Ave
The Riverside Theater
The Shops Of Grand Avenue
W Michigan St
W Clybourn St
N 11th St
N 10th St
N 2nd St
Milwaukee Intermodal

MVP REIT

2015 Acquisitions

Downtown Surface Parking Lot
St. Louis, MO
Acquired: May 2015

MVP closed on the purchase of this parking lot for approximately $2.575 million in cash.

The parking lot is located at 1010 Convention Plaza, St. Louis, Missouri. The Lot consists of 55,021 square feet and has 221 parking spaces. It is adjacent to the St Louis convention center, is zoned I-CBD (Central Business District) and allows for a maximum building height of 200 feet.

The Lot will be leased by SP Plus Corporation under a NN agreement. SP Plus Corporation will pay annual rent of $185,000. In addition, the lease provides a two tier participation with MVP receiving 65% of gross receipts between $280,000-$349,999 and 50% of gross receipts over $350,000. The term of the lease will be for 5 years with a 5 year option.




Cole St
Edward Jones Dome
Convention Center Metrolink
Laclede's Landing Metrolink
8th and Pine Metrolink
N Broadway
N Tucker Blvd
St Charles St
Morgan St
East River

MVP REIT

2015 Acquisitions

Downtown Parking Garage

Houston, TX

Acquired: May 2015


PARK

MVP closed on the purchase of this parking garage for approximately $8.375 million in cash. The parking garage is located at 611 Fannin Street, Houston, Texas . The garage consists of 90,750 square feet and has 265 parking spaces.


611 Fannin St
DOWNTOWN
George R. Brown Convention Center
Washington Ave
Memorial Dr
W Dallas St
W Gray St
Taft St
NEARTOWN
MIDTOWN
EAST DOWNTOWN
GREATER THIRD WARD
Dowling St
Alabama St
Polk St
East Fwy
Gulf Fwy
Museum of Fine Arts, Houston
Children's Museum of Houston

The garage will be leased by iPark Services, LLC a Houston based parking operator, under a NN agreement. iPark will pay annual rent of $600,000. In addition, the lease provides revenue participation with MVP receiving 60% of gross receipts over a contractual threshold. The term of the lease is for 10 years.

MVP REIT

2015 Acquisitions

Downtown Parking Lot

St. Louis, MO

Acquired: June 2015



MVP closed on the purchase of a parking lot for approximately $3.463 million in cash. The lot is located at 901 Lucas Avenue, St. Louis, Missouri. It consists of 46,683 square feet and has 202 parking spaces. This lot is zoned I (CBD), and allows for a maximum building height of 200 feet.



Convention Plaza
N 9th St
Saint Louis Convention & Visitors Commission
Edward Jones Dome
Lucas Ave
901 Lucas Ave
Lucas Ave
N 7th St
Washington Ave
America's Center Convention Complex
Washington Ave
N 7th St
National Blues Museum
Convention Center Metrolink Station
Locust St
N 9th St
Schnucks Pharmacy
Culinaria
Locust St
N 7th St
St. Louis Public Library - Central Express

The parking lot will be leased by SP Plus Corporation, a nationwide parking operator, under a NN lease. SP Plus will pay annual rent of $220,000. In addition, the lease provides revenue participation with MVP receiving 65% of gross receipts between $325,000 and $395,000 and 50% of Gross Receipts in excess of $395,001. The term of the lease is for 5 years.

MVP REIT

2015 Acquisitions

Downtown Surface Parking Lot

Milwaukee, WI

Acquired: June 2015



On June 30, 2015, MVP closed on the purchase of a parking lot for approximately $3.9 million in cash. It is located at 735-749 N. 2nd Street, and 746-752 N. Old World Third Street, Milwaukee, Wisconsin. The lot consists of 41,487 square feet and has 95 spaces. It is zoned C9-E, and allows for a maximum building height of 40 feet.


W Wells St
Wells St
746-752 N Old World 3rd St
Hyatt Regency Milwaukee
The Pabst Theater
Safe House
Bronze Fonz
Milwaukee River
Bryant and Stratton College
The Capital Grille
Fairfield Inn & Suites Milwaukee Downtown
W Wisconsin Ave
Potbelly Sandwich Shop
The Shops of Grand Avenue
Walgreens
Boston Store
The Shops Of Grand Avenue
Courtyard Milwaukee Downtown
W Michigan St
Zeidler Union Square
N 2nd St
N 4th St

The parking lot will be leased by PCAM, LLC, an independent parking operator, under a NNN lease. PCAM will pay annual rent of $280,000. In addition, the lease provides revenue participation with MVP receiving 50% of gross receipts over a contractual threshold of $710,000. The term of the lease is for 10 years.

MVP REIT

2015 Acquisitions





Surface Parking Lot
Wildwood, NJ
Acquired: July 2015

MVP REIT, Inc., announced that it has closed on the purchase of a parking lot for approximately $1.0 million in cash.

The parking lot is located at 400 East Magnolia Ave, Wildwood, NJ . The parking lot consists of 11,250 square feet and has 29 parking spaces.
The parking lot is zoned T/E, and allows for a maximum building height of 35 feet.

The parking lot will be managed by SP Plus Corporation, a nationwide parking operator. The term of the management agreement is for 5 years.

MVP REIT

Note L — Subsequent Events

The following subsequent events have been evaluated through the date of this filing with the SEC.
As of the date of this filing, the Company has received additional requests for repurchase of 16,469 which exceed the amount allowable for 2015 repurchase by $147,144. April 2016 will be the next date shares are available for repurchase.

Since October 1, 2105 through the date of this filing, the Company issued 680,610 additional shares and received approximately $6.1 in additional proceeds from its initial public offering of its common stock from.

On October 5, 2015, the Company announced through its wholly owned entity MVP Indianapolis City Park Garage, LLC, a Nevada limited liability company, that it has closed on the purchase of a parking garage for approximately $10.5 million. The parking garage is located at 120 East Washington Street, Indianapolis, Indiana. The parking garage consists of approximately 52,650 square feet and has approximately 370 parking spaces. The parking garage is zoned CBD-1 and allows for a maximum building height of five stories.

The parking garage will be leased by ABM Onsite Services - Midwest, Inc. ("ABM Services"), a subsidiary of ABM Industries, Inc., which trades on the New York Stock Exchange as ticker symbol "ABM". ABM Services will pay an annual lease payment of $750,000 and will pay all regular occurring maintenance expenses associated with the parking garage other than property taxes. In addition, the lease provides revenue participation with MVP receiving 75% of the gross receipts over $980,000. The term of the lease will be for 5 years.

Note L — Subsequent Events (Continued)

On October 9, 2015, the Company announced that through its wholly owned entity MVP KC Cherry Lot, LLC, a Nevada limited liability company, it has closed on the purchase of a parking lot for approximately $515,000 in cash. The parking lot is located at 1109 Cherry Street, Kansas City, Missouri. The parking lot consists of approximately 26,304 square feet and has approximately 84 parking spaces. The parking lot is zoned UR. The parking lot will be leased by SP Plus Corporation ("SP Plus"), a national parking operator. SP Plus will pay an annual lease payment of $66,000 and will pay all regular occurring maintenance expenses associated with the parking garage other than property taxes. In addition, the lease provides revenue participation with MVP receiving 60% of gross receipts over $125,000. The term of the lease is 5 years.

On October 29, 2015, the Company through its wholly owned entity MVP Indianapolis Washington Street Lot, LLC, an Indiana limited liability company, closed on the purchase of a parking lot for approximately $5 million in cash. The parking lot is located at 301 E. Washington Street, Indianapolis, IN 46204. The parking lot consists of approximately 46,403 square feet and has approximately 149 parking spaces.

The parking lot will be leased by Denison Parking Inc., an Indianapolis parking operator. Denison Parking, Inc. will pay annual rent of $375,000 and will pay all regular occurring maintenance expenses associated with the parking garage other than property taxes. In addition, the lease provides revenue participation with the Company receiving 70% of gross receipts over $512,500. The term of the lease is 10 years.

On October 29, 2015, the Company also sold a 376-unit self-storage facility located in Cedar Park, TX owned by its wholly owned subsidiary, MVP MS Cedar Park 2012, LLC to Calico Industries-CP, LLC, a Texas limited liability company. The sale price was $4.3 million which sale price was paid at the closing, less customary closing costs. The anticipated gain on sale is approximately $1.0 million.

2015 Acquisitions



120 E. Washington St., IN



301 E. Washington St., IN



1109 Cherry St., MO

Note D — Investments in Real Estate

Excerpt from Pages 27 & 28 of 10-Q

Property	Location	Investment Amount	#Spaces/ Units	Zoning	Height Restriction
Ft. Lauderdale	208 SE 6th St, Ft. Lauderdale, FL	$ 3,400,000	66	RAC-CC	150 Feet
Memphis Court	216 Court St, Memphis, TN	$ 190,000	37	CBD	Unlimited
Memphis Poplar	212 Poplar Ave, Memphis, TN	$ 2,685,000	125	CBD	Unlimited
Kansas City	1130 Holmes St, Kansas City, MO	$ 1,550,000	164	B4-5	Unlimited
St. Louis	1300 Spruce St, St. Louis, MO	$ 4,125,000	179	I(CBD)	200 Feet
Mabley Place *	400 Race Street, Cincinnati, OH	$ 15,000,000	775	DD-A	510 Feet
Denver Sherman	1963 Sherman Street, Denver, CO	$ 585,000	28	CMX-16	200 Feet
Ft. Worth	814 Taylor Street, Ft. Worth, Texas	$ 23,336,000	1,013	CBD-H	Unlimited
Milwaukee Old World	822 N. Old World Third Street, Milwaukee, WI	$ 1,000,000	54	C9-E	40 Feet
St. Louis Convention	1010 Convention Plaza, St. Louis, MO	$ 2,575,000	221	I(CBD)	200 Feet
Houston Saks Garage	611 Fannin Street, Houston, TX	$ 8,375,000	265	N/A	Unlimited
St. Louis Lucas	Lucas Ave, St. Louis, MO	$ 3,463,000	217	I(CBD)	200 Feet
Milwaukee Wells	215 W. Wells Street, Milwaukee, WI	$ 3,900,000	100	C9-E	40 Feet
Wildwood NJ Lot	400 E. Magnolia Ave, Wildwood, NJ	$ 970,000	29	T/E	35 Feet

**MVP REIT owns 70%, MVP REIT owns 100% in all other properties.*

2015 Public Filings

APRIL 9, 2015

- MVP REIT Inc. announced its board of directors increased the size of the board from six persons to seven.

- The Board appointed Shawn Nelson to fill the newly created board seat. Mr. Nelson is an attorney and has been the Chairman of the Orange County Board of Supervisors since June, 2010.

QUESTIONS

If you have any questions, we will call you individually.

The purpose of this webinar is to update current shareholders with 2015 news and acquisition information regarding MVP REIT.

MVP REIT, Inc.
877.684.6871
www.mvpreit.com
12730 High Bluff Dr., Suite #110, San Diego, CA 92130

MVP REIT